                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): AUGUST 25, 2000



                          PANORAMIC CARE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)






               DELAWARE                                333-76427                             84-1165714
    (State or other jurisdiction of            (Commission File Number)            (I.R.S. Employer Identification
    incorporation or organization)                                                             Number)


                            11432 TESSON FERRY ROAD
                              ST. LOUIS, MO 63123
                                 (314) 849-2700
   (Address and Telephone Number of Registrant's Principal Executive Office)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On August 25, 2000, Panoramic Care Systems, Inc. (the "Company") consummated a merger with Management-Data, Inc., a Missouri corporation ("MDI"), pursuant to which MDI became a wholly-owned subsidiary of the Company. In consideration for the merger, the Company paid a total of $13,500,000 in the form of 3,500,000 shares of common stock, par value $0.001 per share, of the Company for all of the issued and outstanding shares of MDI.

         In connection with the Company's merger with MDI, on August 17, 2000, Frank Poggio and Jill Flateland resigned as directors of the Company and Todd Spence and D. Anne Kerrigan were elected by the Company's Board of Directors to fill the vacancies. In addition, on August 17, 2000, Todd Spence was elected by the Company's Board of Directors to serve the Company as Chief Executive Officer and Chairman of the Board, and D. Anne Kerrigan was elected to serve the Company as Vice President, Sales and Marketing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired

         [starts on next page]

                  [MICHAEL TROKEY & COMPANY, P.C. LETTERHEAD]


REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Management-Data, Inc.
St. Louis, Missouri

We have audited the accompanying balance sheets of Management-Data, Inc. (Company), as of December 31, 1999 and 1998 and the related statements of operations, comprehensive earnings (loss), stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Management-Data, Inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.




/s/ MICHAEL TROKEY & COMPANY, P.C.
----------------------------------

St. Louis, Missouri
July 25, 2000

                             Management-Data, Inc.

                                 BALANCE SHEETS

                           December 31, 1999 and 1998


                                                                  1999                1998
                                                              ------------        ------------
Assets
Current Assets:
  Cash and cash equivalents                                   $         --             109,602
  Accounts receivable, less  allowance for
      doubtful accounts of $30,000 in 1999                         328,022             177,792
  Prepaid income taxes                                                  --              16,532
  Deferred tax assets                                               16,095                  --
  Other current assets                                              28,940               7,296
                                                              ------------        ------------
      Total current assets                                         373,057             311,222
                                                              ------------        ------------
Securities available for sale, at market value                     526,941             296,482
  (amortized cost of $287,230 and $221,381)
Property and equipment, net                                        278,876             249,161
Other assets                                                        10,103               7,741
                                                              ------------        ------------
  Total assets                                                $  1,188,977             864,606
                                                              ============        ============

Liabilities and Stockholders' Equity
Current liabilities:
  Overdraft                                                   $     57,638                  --
  Accounts payable                                                 160,620             114,434
  Accrued expenses                                                  86,560              97,437
  Accrued termination benefits                                     120,000                  --
  Note payable - margin debt                                        12,929                 357
  Current portion of long-term debt                                232,819             148,144
  Current portion of capital lease obligations                     105,230              53,258
  Accrued income taxes payable                                      19,807                  --
  Deferred tax liability                                                --              30,149
                                                              ------------        ------------
      Total current liabilities                                    795,603             443,779
                                                              ------------        ------------
Long-term debt, net of current portion                              88,977             122,286
Capital lease obligations, net of current portion                   75,030              38,509
                                                              ------------        ------------
      Total liabilities                                            959,610             604,574
                                                              ------------        ------------
Commitments and contingencies
Stockholders' equity:
  Common stock,  no par value; 30,000 shares
      authorized; 520 shares issued                                    500                 500
  Additional paid-in capital                                        11,035              11,035
  Treasury stock, at cost, 259 shares                              (88,750)            (88,750)
  Accumulated other comprehensive earnings,  net                   151,018              47,314
  Retained earnings                                                155,564             289,933
                                                              ------------        ------------
      Total stockholders' equity                                   229,367             260,032
                                                              ------------        ------------
      Total liabilities and stockholders' equity              $  1,188,977             864,606
                                                              ============        ============

See accompanying notes to financial statements.

                             Management-Data, Inc.

                            STATEMENTS OF OPERATIONS

                  Years ended December 31, 1999, 1998 and 1997


                                                      1999              1998              1997
                                                  ------------      ------------      ------------
Revenues:
   License fees                                   $  3,129,025         2,103,962           933,835
   Services                                          1,458,984           994,722           693,238
                                                  ------------      ------------      ------------
      Total revenues                                 4,588,009         3,098,684         1,627,073
                                                  ------------      ------------      ------------
Cost and expenses:
   Cost of license fees                                 82,568            32,330            51,954
   Cost of services                                    583,286           473,977           365,485
   Sales and marketing                               1,041,178           767,536           401,880
   General and administrative                        2,835,302         1,718,063           786,396
   Provision for doubtful accounts                      40,596               400            10,806
   Provision for termination benefits                  130,000                --                --
   Provision for loss on Impairment                     98,605                --                --
                                                  ------------      ------------      ------------
      Total costs and expenses                       4,811,535         2,992,306         1,616,521
                                                  ------------      ------------      ------------
Other income (expense):
   Loss on sale of securities                           (4,044)           (3,967)           (6,411)
   Dividend income                                      32,172            24,063            24,097
   Interest income                                      14,077             6,351             1,023
   Interest expense                                    (32,759)          (24,242)          (16,094)
                                                  ------------      ------------      ------------
      Total other income (expense)                       9,446             2,205             2,615
                                                  ------------      ------------      ------------
Earnings (loss) before income taxes                   (214,080)          108,583            13,167

Income taxes                                           (79,711)           38,442            (1,673)
                                                  ------------      ------------      ------------

Net earnings (loss)                               $   (134,369)           70,141            14,840
                                                  ============      ============      ============

See accompanying notes to financial statements.

                             Management-Data, Inc.

                  STATEMENTS OF COMPREHENSIVE EARNINGS (LOSS)

                  Years ended December 31, 1999, 1998 and 1997

                                                                1999              1998             1997
                                                            ------------      ------------     ------------
Net earnings (loss)                                         $   (134,369)           70,141           14,840
Other comprehensive earnings:
   Unrealized gain on securities
      available for sale, net:
         Reclassification adjustment for loss
            included in net earnings (loss)                        2,548             2,499            4,039
         Unrealized holding gains arising
            during the year                                      101,156            25,537           15,239
                                                            ------------      ------------     ------------
Comprehensive earnings (loss)                               $    (30,665)           98,177           34,118
                                                            ============      ============     ============


See accompanying notes to financial statements.

                             Management-Data, Inc.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                  Years ended December 31, 1999, 1998 and 1997

                                                                      Accumulated
                                                                        Other                                           Total
                                                       Additional       Compre-                                        Stock-
                                          Common        Paid-In         hensive       Treasury        Retained         holders'
                                          Stock         Capital        Earnings        Stock          Earnings         Equity
                                        ----------     ----------     ----------     ----------      ----------      ----------
Balance at December 31,1996             $      500         11,035             --        (88,750)        204,952         127,737

Unrealized gain on securities
   available for sale, net                      --             --         19,278             --              --          19,278

Net earnings                                    --             --                            --          14,840          14,840
                                        ----------     ----------     ----------     ----------      ----------      ----------

Balance at December 31, 1997                   500         11,035         19,278        (88,750)        219,792         161,855

Unrealized gain on securities
   available for sale, net                      --             --         28,036             --              --          28,036

Net earnings                                    --             --                            --          70,141          70,141
                                        ----------     ----------     ----------     ----------      ----------      ----------

Balance at December 31, 1998                   500         11,035         47,314        (88,750)        289,933         260,032

Unrealized gain on securities
   available for sale, net                      --             --        103,704             --              --         103,704

Net loss                                        --             --             --             --        (134,369)       (134,369)
                                        ----------     ----------     ----------     ----------      ----------      ----------
Balance at December 31, 1999            $      500         11,035        151,018        (88,750)        155,564         229,367
                                        ==========     ==========     ==========     ==========      ==========      ==========


See accompanying notes to financial statements.

                             Management-Data, Inc.

                            STATEMENTS OF CASH FLOWS

                  Years ended December 31, 1999, 1998 and 1997

                                                                    1999            1998            1997
                                                                 ----------      ----------      ----------
Cash flows from operating activities:
Net earnings (loss)                                              $ (134,369)         70,141          14,840
Adjustments to reconcile net earnings (loss) to net cash
provided by (used for) operating activities
   Depreciation and amortization                                     98,903          42,107          18,318
   Provision for doubtful accounts                                   40,596             400          10,806
   Loss on sale of securities available for sale                      4,044           3,967           6,411
   Provision for termination benefits                               120,000              --              --
   Provision for loss on impairment of property                      98,605              --              --
   Changes in operating assets and liabilities:
   Accounts receivable                                             (190,826)        (12,052)        (53,174)
   Other current assets                                             (21,644)         (1,946)         (1,249)
   Prepaid income taxes                                              16,532         (16,532)             --
   Other assets                                                      (2,362)         (5,055)             --
   Accounts payable                                                  46,186          56,275          20,583
   Accrued expenses                                                 (10,877)         82,527          13,696
   Deferred revenue                                                      --         (73,250)         73,250
   Accrued income taxes                                              19,807          (8,223)          8,223
   Deferred tax liability                                          (107,149)         26,476         (24,115)
                                                                 ----------      ----------      ----------
Net cash provided by (used for) operating activities             $  (22,554)        164,835          87,589
                                                                 ==========      ==========      ==========

Cash flows from investing activities:
Securities available for sale:
   Purchased                                                     $  (84,205)        (66,135)        (77,793)
   Proceeds from sale                                                14,311          12,100           8,157
Proceeds from sale of property and equipment                        108,195          84,501              --
Purchases of property and equipment                                (193,666)       (222,548)         (3,255)
                                                                 ----------      ----------      ----------
Net cash provided by (used for) investing activities               (155,365)       (192,082)        (72,891)
                                                                 ----------      ----------      ----------

Cash flow from financing activities:
Proceeds from debt                                                  117,725         150,000         160,035
Repayments of debt                                                  (66,359)        (68,525)       (151,297)
Proceeds from margin debt, net                                       12,572             357              --
Principal payments on capital lease obligations                     (53,259)        (13,187)             --
                                                                 ----------      ----------      ----------
Net cash provided by (used for) financing activities                 10,679          68,645           8,738
                                                                 ----------      ----------      ----------
Net increase (decrease) in cash and cash equivalents               (167,240)         41,398          23,436
Cash and cash equivalents at beginning of year                      109,602          68,204          44,768
                                                                 ----------      ----------      ----------
Cash and cash equivalents at end of year                         $  (57,638)        109,602          68,204
                                                                 ==========      ==========      ==========
Cash paid during the year for:
   Interest                                                      $   32,183          24,209          16,094
                                                                 ==========      ==========      ==========
   Taxes                                                             (8,901)         36,152          10,199
                                                                 ==========      ==========      ==========


See accompanying notes to financial statements.

                             Management-Data, Inc.

                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1999 AND 1998 AND
                 YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997


(1)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The following compromise the significant accounting policies which the Company follows in preparing and presenting its financial statements:

       a. For purposes of reporting cash flows, cash and cash equivalents include cash and due from depository institutions with original maturities of three months or less.

       b. Securities available for sale are reported at fair value, with unrealized gains and losses excluded from net earnings and reported in a separate component of stockholders' equity. The Company does not purchase securities for held to maturity or trading purposes. The cost of securities sold is based upon the specific identification method.

       c. Property and equipment are carried at cost, less accumulated depreciation. Depreciation of property and equipment is computed using the straight-line method over its estimated useful life, generally the shorter of the applicable lease term or five to ten years for financial reporting purposes. The Company reviews property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If such assets are considered to be impaired, the impairment loss recognized is measured by the amount by which the carrying amount exceeds the fair value of the assets.

       d. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities which will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount that will more likely than not be realized. Income tax expense is the tax payable or refundable for the period plus or minus the net change in the deferred tax assets and liabilities.

       e. In October 1997, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 97-2, "Software Revenue Recognition", which provides guidance on applying generally accepted accounting principles on recognizing revenue in software transactions. Certain provisions of SOP 97-2 have been deferred by SOP 98-4 and SOP 98-9. SOP 97-2 and SOP 98-4 were adopted for all years presented. The Company anticipates that the adoption of the deferred provisions of this statement will not have a material effect on the results of operations.

       Revenue is derived from the licensing of computer software and from service revenue consisting of maintenance and support, training and consulting. License fee revenues are recognized when the license agreement has been signed, the software has been shipped, the fees are fixed and determinable and collection is probable. Revenue from software maintenance and support is recognized ratably over the contract period.

                             Management-Data, Inc.

                         NOTES TO FINANCIAL STATEMENTS


       Revenue from training and consulting is recognized upon performance.

(2)    RISKS AND UNCERTAINTIES

       The Company sells software to health care providers for the management and operations of their business.

       The financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions which affect the reported amounts of assets and liabilities as of the balance sheet dates and income and expenses for the periods covered. Actual results could differ significantly from these estimates and assumptions.

       Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of accounts receivable. For the years ended December 31, 1999 and 1998, no customer accounted for greater than 10% of revenues. For the year ended December 31, 1997, one customer accounted for 11.4% of revenues.

(3)    SECURITIES AVAILABLE FOR SALE

       Securities available for sale are summarized as follows:

                                                                      1999
                                             -------------------------------------------------------
                                             Amortized      Unrealized     Unrealized       Market
                                                Cost          Gains          Losses         Value
                                             ----------     ----------     ----------     ----------
The Investment Company of America            $   88,774         47,411             --        136,185
Delaware Growth Opportunities
 Fund Class A Shares                             99,350         43,401             --        142,751
Common stocks                                    99,106        148,899             --        248,005
                                             ----------     ----------     ----------     ----------
                                             $  287,230        239,711             --        526,941
                                             ==========     ==========     ==========     ==========
                                                                      1998
                                             -------------------------------------------------------
                                             Amortized      Unrealized     Unrealized       Market
                                                Cost          Gains          Losses         Value
                                             ----------     ----------     ----------     ----------

The Investment Company of America            $   75,187         41,655             --        116,842
Delaware Growth Opportunities Fund
 Class A Shares                                  80,990          5,690             --         86,680
Common stocks                                    65,204         27,756             --         92,960
                                             ----------     ----------     ----------     ----------
                                             $  221,381         75,101             --        296,482
                                             ==========     ==========     ==========     ==========

                             Management-Data, Inc.

                         NOTES TO FINANCIAL STATEMENTS


       Proceeds from sales of securities available for sale were $14,311, $12,100 and $8,157 for 1999, 1998 and 1997, respectively. Gross realized losses were $4,044, $3,967 and $6,411 for 1999, 1998 and 1997, respectively.

                             Management-Data, Inc.

                         NOTES TO FINANCIAL STATEMENTS



       Margin debt at December 31, 1999 is secured by securities with a carrying value of $25,858 at an interest rate of 9.5%.

       The Investment Company of America is a broadly diversified mutual fund which focuses on long-term growth and income. The largest investment categories were services, capital equipment and consumer goods. Delaware Growth Opportunities Fund Class A Shares is a mutual fund which focuses on mid-size companies in technology, services and retail. Common stocks consist primarily of semi-conductor and internet-based technology stocks listed on the NASDAQ.

(4)    PROPERTY AND EQUIPMENT

       Property and equipment are summarized as follows:

                                                     1999           1998
                                                  ----------     ----------
Leasehold improvements                            $   63,957        151,385
Furniture and equipment                              359,860        183,539
Automobile                                            39,725             --
                                                  ----------     ----------
                                                     463,542        334,924
Accumulated depreciation and amortization            184,666         85,763
                                                  ----------     ----------
                                                  $  278,876        249,161
                                                  ==========     ==========

       Depreciation and amortization for 1999, 1998 and 1997 was $98,903, $42,107 and $18,318, respectively.

       During 1999, an impairment loss of $98,605 was recognized on certain leasehold improvement items. Due to the anticipated relocation of the Company's headquarters, the carrying value of these assets was impaired.

       See also Note 6.

                             Management-Data, Inc.

                         NOTES TO FINANCIAL STATEMENTS


(5)    LONG-TERM DEBT

       Long-term debt is summarized as follows:

                                      1999           1998
                                   ----------     ----------
Note (A)                           $  162,064        106,064
Note (B)                              103,223        136,980
Note (C)                               19,062         27,386
Note (D)                               37,447             --
                                   ----------     ----------
                                   $  321,796        270,430
                                   ==========     ==========


Maturities of long-term debt are summarized as follows:

Year ended December 31,
2000                               $  232,819
2001                                   34,460
2002                                   54,517
                                   ----------
                                   $  321,796
                                   ==========

(A) Note payable to bank. The open line of credit note is tied to the prime rate (8.50% at December 31, 1999) and secured by a blanket security interest in all business assets of the Company. The Company has an unused line of credit of $12,936 at December 31, 1999 and matures March 31, 2000.

(B) Note payable to bank due March 31, 2001; payable in monthly installments of $3,790 including interest at 9.50%; with a balloon payment of $57,146 due March 31, 2001. The note is secured by a blanket security interest in all business assets of the Company.

(C) Unsecured note due December 25, 2001; payable in monthly installments of $871 interest at 9.00%.

(D) Note payable - auto; payable $1,139 per month including interest through October, 2002 at an interest rate of 1.90% secured by an automobile with a carrying value of $38,840. The effect on the financial statements is not material for the difference between the note rate and market interest rate at the date of the note.

                             Management-Data, Inc.

                         NOTES TO FINANCIAL STATEMENTS


(6)    CAPITAL LEASE OBLIGATION AND COMMITMENTS

       The Company leases certain furniture and equipment, including computer equipment, under capital leases having terms of 2 to 3 years. Amounts capitalized for such leases are included on the balance sheets as follows:

                                                1999           1998
                                             ----------     ----------
Furniture and equipment                      $  246,706        104,954
Less: accumulated depreciation                   70,866         14,763
                                             ----------     ----------
                                             $  175,840         90,191
                                             ==========     ==========

       During 1999 and 1998 the Company sold and leased back $108,195 and $84,501, respectively, of the purchases under capital leases. The Company did not enter into any capital leases during 1997.

       The Company also leases office space under non-cancelable operating leases. Total rent expense was $36,463, $25,387 and $24,000 for 1999, 1998, and 1997, respectively. See also Note 8.

       Future minimum lease payments, by year and in the aggregate under capital and operating leases at December 31, 1999 are as follows:

                                                     Capital        Operating
Year ended December 31,                              Leases          Leases
                                                  -----------     -----------
2000                                              $   118,977          64,819
2001                                                   78,606          22,529
                                                  -----------     -----------
Total Payments                                        197,583          87,348
                                                                  ===========
Less: amount representing interest                     17,323
                                                  -----------

Present value of minimum lease payments               180,260
Less: current portion                                 105,230
                                                  -----------
Long-term portion                                 $    75,030
                                                  ===========


(7)    EMPLOYEE BENEFITS

       All employees who have completed nine consecutive months of employment with the Company (at least 750 hours of service) are eligible to participate in the Management Data, Inc. Savings Incentive and Profit Sharing Plan (Plan). Under the Plan, participants may contribute 1% to 15% of their annual compensation. The Company makes a matching contribution up to 2% of the participant's annual compensation. In addition, the Company may elect to make additional voluntary contributions in excess of the required matching amount not to exceed 4% of the participant's annual compensation. Participants are fully vested after five years of service. The Company's contribution to the Plan during 1999, 1998 and 1997 amounted to $60,295, $66,254 and $32,639, respectively.

                             Management-Data, Inc.

                         NOTES TO FINANCIAL STATEMENTS


(8)    RELATED PARTY TRANSACTION

       During 1997 and the first five months of 1998, the Company rented office space from a major stockholder. Rent expense was $10,000 and $24,000 for the years ended December 31, 1998 and 1997, respectively.

(9)    INCOME TAXES

       Income tax expense is summarized as follows:

                                      1999            1998            1997
                                   ----------      ----------      ----------
Current:
Federal                            $   25,213          10,996          20,622
State                                   2,225             970           1,820
                                   ----------      ----------      ----------
                                       27,438          11,966          22,442
                                   ----------      ----------      ----------
Deferred:
Federal                               (98,461)         24,329         (22,159)
State                                  (8,688)          2,147          (1,956)
                                   ----------      ----------      ----------
                                     (107,149)         26,476         (24,115)
                                   ----------      ----------      ----------
                                   $  (79,711)         38,442          (1,673)
                                   ==========      ==========      ==========


       The provision for income taxes differs from the Federal statutory corporate tax rate as follows:

                                                              1999             1998             1997
                                                           ----------       ----------       ----------
Federal statutory income tax rate                               (34.0)%           34.0%            34.0%
Increases (decreases) in tax rate:
  State taxes, net of Federal tax benefit                        (3.0)             3.0              3.0
  Officers' life insurance                                        2.1              2.8             16.2
  Travel and entertainment                                        2.6              4.1             15.9
  Adjustment of deferred taxes for rate changes                  (5.1)            (8.6)           (82.0)
  Other, net                                                      0.2              0.1              0.2
                                                           ----------       ----------       ----------
       Tax rate                                                 (37.2)%           35.4%           (12.7)%
                                                           ==========       ==========       ==========

                             Management-Data, Inc.

                         NOTES TO FINANCIAL STATEMENTS


The net deferred tax liability (asset) is summarized as follows:

                                                             1999              1998
                                                         ------------      ------------
Deferred tax liabilities:
Unrealized gain on securities available for sale         $     88,693            27,787
Other, net                                                         --             3,579
                                                         ------------      ------------
   Total deferred liabilities                                  88,693            31,366
                                                         ------------      ------------
Deferred tax assets:
Accrued termination benefit                                   (44,400)               --
Allowance for doubtful accounts                               (11,100)               --
Provision for loss on impairment                              (36,484)               --
Other, net                                                     (7,668)               --
Book over tax depreciation                                     (5,136)           (1,217)
                                                         ------------      ------------
   Gross deferred tax assets                                 (104,788)           (1,217)
   Valuation allowance                                             --                --
                                                         ------------      ------------
   Total deferred tax assets                                 (104,788)           (1,217)
                                                         ------------      ------------
Net deferred tax liability (asset)                       $    (16,095)           30,149
                                                         ============      ============


       Effective January 1, 2000 the Company elected to be taxed as an "S" corporation for Federal income tax purposes. Income taxes on earnings of the Company, with some exceptions, are reported on the tax return of individual stockholders. Management expects to pay dividends to stockholders in an amount sufficient to pay substantially all Federal and state income taxes due on earnings of the Company.

(10)   TERMINATION BENEFIT

       As a result of termination of a former officer, a provision of $130,000 was recorded in the accompanying financial statements. The amount is payable $10,000 per month beginning in December, 1999.

(11)   SUBSEQUENT EVENT

       The Company entered into an agreement to be acquired by Panoramic Care Systems, Inc. (PCS). PCS intends to acquire the stock of the Company by exchanging a total of the greater of 3,500,000 shares of PCS stock common stock or shares with an aggregate value of $13,500,000. The agreement requires the Company to have total stockholders' equity of at least $325,000 as of the date of closing.

(b)    Pro Forma Financial Information

       To be filed by amendment no later than November 8, 2000 pursuant to Item 7(4) of the General Instructions to Form 8-K under the Securities Exchange Act of 1934.

(c)    Exhibits


Exhibit
Number        Description of Exhibits
------        -----------------------

2.1 Agreement and Plan of Merger dated June 12, 2000 by and between Panoramic Care Systems, Inc., Panoramic Acquisition Corporation and Management-Data, Inc.

4.1 Stockholders' Agreement between Panoramic Care Systems, Inc. and certain of its shareholders, dated August 17, 2000.

4.2 Release and Consent to Termination of Stock Restriction Agreement between Panoramic Care Systems, Inc., Management-Data, Inc. and certain shareholders of Panoramic Care Systems, Inc., dated August 17, 2000.

4.3 Employment Agreement between Management-Data, Inc. and Todd Spence, dated August 23, 2000.

4.4 Employment Agreement between Management-Data, Inc. and D. Anne Kerrigan, dated August 23, 2000.

4.5 Employment Agreement between Management-Data, Inc. and Tom Kerrigan, dated August 23, 2000.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PANORAMIC CARE SYSTEMS, INC.
                                         A Delaware corporation



Date: September 8, 2000                  /s/ Todd Spence
                                         -------------------------------
                                         By: Todd Spence
                                             Chief Executive Officer and
                                             Chairman of the Board

                               INDEX TO EXHIBITS



Exhibit
Number        Description of Exhibits
------        -----------------------
2.1           Agreement and Plan of Merger dated June 12, 2000 by and between
              Panoramic Care Systems, Inc., Panoramic Acquisition Corporation
              and Management-Data, Inc.

4.1 Stockholders' Agreement between Panoramic Care Systems, Inc. and certain of its shareholders, dated August 17, 2000.

4.2 Release and Consent to Termination of Stock Restriction Agreement between Panoramic Care Systems, Inc., Management-Data, Inc. and certain shareholders of Panoramic Care Systems, Inc., dated
              August 17, 2000.

4.3           Employment Agreement between Management-Data, Inc. and Todd
              Spence, dated August 23, 2000.

4.4           Employment Agreement between Management-Data, Inc. and D. Anne
              Kerrigan, dated August 23, 2000.

4.5           Employment Agreement between Management-Data, Inc. and Tom
              Kerrigan, dated August 23, 2000.